UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☑Definitive Additional Materials

☐Soliciting Material under §240.14a-12

W&T Offshore, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! W&T OFFSHORE, INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET You invested in W&T OFFSHORE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2023. Vote Virtually at the Meeting* June 14, 2023 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/WTI2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V14373-P94162 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. W&T OFFSHORE, INC. ATTN: CORPORATE SECRETARY 5718 WESTHEIMER ROAD, SUITE 700 HOUSTON, TX 77057

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V14374-P94162 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Directors Nominees: 1c. Mr. Tracy W. Krohn 1a. Ms. Virginia Boulet 1d. Mr. B. Frank Stanley 1e. Dr. Nancy Chang 1b. Mr. Daniel O. Conwill, IV For For For For For 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For 2. To approve, on an advisory basis, the frequency of future advisory votes on compensation of the Company’s named executive officers, pursuant to Item 402 of Regulation S-K. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the year ending December 31, 2023. 5. To amend the Company’s Articles of Incorporation to increase the Company’s authorized share capital. 6. To amend the Company’s Articles of Incorporation to eliminate supermajority voting requirements. 7. To amend the Company’s Articles of Incorporation to provide shareholders the ability to amend the Company’s Bylaws. 8. To amend the Company’s Articles of Incorporation to lower the ownership threshold required for shareholders to call a special shareholder meeting. 9. To amend the Company’s Articles of Incorporation to provide shareholders the ability to act via written consent. 10. To approve the W&T Offshore, Inc. 2023 Incentive Compensation Plan.